UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2025
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a)The Company held its Annual Meeting on April 29, 2025; 124,903,929 shares of common stock were outstanding and entitled to be voted as of February 28, 2025, the record date for the Annual Meeting. 108,579,634 shares were present at the Annual Meeting in person or by proxy, representing approximately 87 percent of the shares outstanding as of the record date.
(b)At the Annual Meeting, Pierre Brondeau, Eduardo E. Cordeiro, Carol Anthony (“John”) Davidson, Anthony DiSilvestro, Kathy L. Fortmann, C. Scott Greer, K’Lynne Johnson, Dirk A. Kempthorne, Steven T. Merkt, Margareth Øvrum, Robert C. Pallash, John M. Raines, and Patricia Verduin, Ph.D. were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board for a one-year term expiring in 2026. The number of votes cast for, against, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Against	Abstain	Broker Non-Votes
Pierre Brondeau	88,669,336	3,759,588	160,448	15,990,262
Eduardo E. Cordeiro	88,244,652	4,111,035	233,685	15,990,262
Carol Anthony ("John") Davidson	89,009,819	3,426,742	152,811	15,990,262
Anthony DiSilvestro	91,387,240	1,042,298	159,834	15,990,262
Kathy L. Fortmann	89,849,717	1,787,866	951,789	15,990,262
C. Scott Greer	87,443,120	4,994,213	152,039	15,990,262
K’Lynne Johnson	84,993,122	6,734,143	862,107	15,990,262
Dirk A. Kempthorne	88,374,750	3,349,413	865,209	15,990,262
Steven T. Merkt	91,957,042	472,417	159,913	15,990,262
Margareth Øvrum	89,065,570	3,261,354	262,448	15,990,262
Robert C. Pallash	89,752,781	2,685,478	151,113	15,990,262
John M. Raines	91,921,721	488,201	179,450	15,990,262
Patricia Verduin, Ph.D.	90,141,420	1,584,852	863,100	15,990,262
Accordingly, each of the nominees was duly elected.
(c)At the Annual Meeting, the stockholders voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	104,961,117
Against:	3,198,119
Abstain:	420,398
Accordingly, the selection of KPMG LLP as the company’s independent registered public accounting firm for 2025 was ratified.

(d)At the Annual Meeting, the stockholders voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	46,821,514
Against:	44,826,185
Abstain:	941,673
Broker Non-Votes:	15,990,262
(e)At the Annual Meeting, the stockholders voted upon and did not approve a proposal to approve an amendment to eliminate supermajority voting provisions in the Company’s Certificate of Incorporation. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	91,479,462
Against:	805,634
Abstain:	304,276
Broker Non-Votes:	15,990,262
(f)At the Annual Meeting, the stockholders voted upon and approved a management proposal requesting an advisory vote to provide stockholders the right to call a special meeting of stockholders at a 25% ownership threshold. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	78,951,738
Against:	1,074,900
Abstain:	12,562,734
Broker Non-Votes:	15,990,262
(g)At the Annual Meeting, the stockholders voted upon and did not approve a stockholder proposal requesting an advisory vote to provide stockholders the right to call a special meeting of stockholders at a 10% ownership threshold. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	41,504,161
Against:	50,701,135
Abstain:	384,076
Broker Non-Votes:	15,990,262

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: April 30, 2025